EXHIBIT 10.2

                                    EXHIBIT C

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                             STOCK PLEDGE AGREEMENT

                                     BETWEEN

                              ALEJANDRO P. OXENFORD
                                  (AS PLEDGOR)

                                   NEFF CORP.

                                  (AS CREDITOR)

                                       AND

                       MBA MERCHANT BANKERS ASOCIADOS S.A.
                                (AS ESCROW AGENT)

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                             STOCK PLEDGE AGREEMENT

                  This STOCK PLEDGE AGREEMENT (the "STOCK PLEDGE AGREEMENT") is made as of November 25, 1999 by and between (I) ALEJANDRO P. OXENFORD an individual resident in the Republic of Argentina (the "Pledgor"); (ii) NEFF CORP., a corporation organised and existing under the laws of the State of Delaware, United States of America (the "Creditor"); and [[MBA Merchant Bankers Asociados S.A.]], a corporation organised and existing under the laws of the Republic of Argentina (the "ESCROW AGENT"). The Pledgor and the Creditor are hereinafter collectively referred to as the "Parties".

                              W I T N E S S E T H:

                  WHEREAS, the Parties have entered into a Stock Purchase Agreement (the "SPA") on October 1, 1999 under which the Pledgor is acquiring from the Creditor shares representing sixty five per cent (65%) of the votes and capital of Sullair Argentina, S.A. (the "Company"), a corporation organised and existing under the laws of the Republic of Argentina;

                  WHEREAS, the Pledgor, at closing of the SPA, shall acquire ownership of 58,246 shares of the capital stock of the Company (the "PLEDGED SHARES", which term shall include all additional and replacement shares issued by the Company from time to time);

                  WHEREAS, under the Finance Alternative, as defined in the SPA, after the closing of the SPA, the Pledgor shall owe to the Creditor the Final Payment (as defined in the SPA);

                  WHEREAS, the Parties have agreed that, if the Pledgor elects the Finance Alternative, the Pledged Shares shall be subject to a pledge agreement to be executed at closing of the SPA;

                  WHEREAS, the Pledgor desires to grant to the Creditor as a security for the obligations assumed by the Pledgor under the SPA, a pledge of and a security interest in the Pledged Shares;

                  NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the SPA, and in order to induce the Creditor to make available the financing entailed by the Finance Alternative under the SPA, the Parties hereby agree as follows:

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                                    ARTICLE I

                            PLEDGE OF THE COLLATERAL

                  SECTION 1.01. PLEDGE OF COLLATERAL. (a) The Pledgor hereby pledges to the Creditor and grants to the Creditor a first priority pledge and security interest under the terms of Section 580 ET SEQ. of the Argentine Commercial Code (the "Pledge") in the following (the "ORIGINAL COLLATERAL"):

                  (i)      the Pledged Shares and subject to the provisions of
                           Section 5.01 of this Stock Pledge Agreement all dividends, cash, instruments, subscription rights and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

                  (ii) all other rights to receive monies with respect to the Pledged Shares, including but not limited to any monies to be delivered by virtue of any reduction and/or repayment of the capital stock and/or any redemption, amortisation and/or repayment, either total or partial of the Pledged Shares; and

                  (iii) all proceeds of any of the foregoing, including cash, instruments, securities and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for all or any of the Pledged Shares and all claims for such proceeds due or to become due to the owners of any or all of the Pledged Shares.

                  (B) Consequently, this Pledge extends also to: (A) all other shares of the Company that the Pledgor, hereinafter and while this Stock Pledge Agreement is in effect, may have the right to receive for no consideration in connection with the Pledged Shares, either because of a stock-split, of a distribution of dividends, reserves or amounts arising from the revaluation of assets, because of any other distribution of fully paid-in stock, because of a merger or a spin-off in the Company, or for whatever other reason; (B) any full or partial redemption, repayment or reimbursement of the Pledged Shares or of any of the shares referred to in sub-paragraph (A); (C) all the shares that for whatever reason may be issued by the Company and pertain to its shares; and (D) the pre-emptive rights on new shares of the Company that may accrue in favour of the Pledged Shares or any of the other shares referred to in sub-paragraphs (A),
(B) and (C) above (the "ADDITIONAL SHARES" and together with the Original Collateral, the "COLLATERAL").

                  SECTION 1.02. INCORPORATION OF ADDITIONAL SHARES; ETC. The incorporation of the Additional Shares and the funds and proceeds described in items (a)

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(ii) and (iii) of Section 1.01 herein in the Pledge created by this Stock Pledge
Agreement, shall operate automatically and as a matter of law, and therefore, any other act, contract, document and/or proceeding shall not be necessary, except for the delivery thereof and the formal requirements, registrations and other acts required to that end by Argentine law.

                                   ARTICLE II

                             GUARANTEED OBLIGATIONS

                  SECTION 2.01. SECURITY FOR OBLIGATIONS. The Pledge created by this Stock Pledge Agreement secures the full and timely payment (whether at stated maturity, upon mandatory prepayment, upon acceleration or otherwise) and faithful performance of the Final Payment of the Pledgor to the Creditor under the SPA (the "GUARANTEED OBLIGATIONS"), including, without limitation, (i) the obligation of the Pledgor to pay the balance of the Purchase Price (as defined in the SPA); (ii) all interest due under the SPA with respect to the Final Payment, (iii) any and all costs, liabilities and expenses (including, but not limited to, reasonable attorneys' fees) arising from the Pledgor's breach of its obligation to effect the Final Payment under the SPA.

                  SECTION 2.02. EFFECTIVE TERM OF THIS AGREEMENT. This Stock Pledge Agreement shall remain effective even in the event of any change in the term, manner and/or place of payment of all or any of the Guaranteed Obligations. The Pledge hereunder granted shall survive until the Pledgor has fully complied with all and each of the Guaranteed Obligations.

                                   ARTICLE III

                             NOTICES TO THE COMPANY
                     DELIVERY AND REGISTRATION OF COLLATERAL

                  SECTION 3.01. NOTICES TO THE COMPANY. To all legal effects and in order to comply with the provisions of Section 215, /section/ 1, of the Argentine Corporation and Partnership Law No. 19,550, as amended (the "Law"), the Pledgor hereby notifies the Company about the creation of the Pledge, and causes the Pledge to be registered in the stock ledger of the Company.

                  SECTION 3.02. DELIVERY OF COLLATERAL. As of the date of this Stock Pledge Agreement, certificates representing the Company's shares (including the Pledged Shares) have been issued. In order to perfect the security interest, the Pledged Shares are delivered by the Pledgor to the Escrow Agent. The Escrow Agent shall act as a depository of the Pledged Shares and shall deliver the Pledged Shares in accordance with

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the following instructions: (I) if the Escrow Agent receives a joint written notice executed by the Pledgor and the Creditor to the effect that the Guaranteed Obligations have been complied with, it shall deliver the Pledged Shares to the Pledgor; or (ii)if, within one hundred and eighty (180) days as from the date of this Stock Pledge Agreement, the notice referred to in (i) has not been received by the Escrow Agent, the Escrow Agent shall deliver the Pledged Shares to the Creditor.

                  SECTION 3.03. INDEMNITY OF THE ESCROW AGENT. In the event that the Escrow Agent becomes involved in any action, proceeding or investigation brought by or against any person, including the Parties and other shareholders of the Company, in connection with or as a result of this Stock Pledge Agreement, the SPA or any matter related thereto, the Parties agree to, jointly and severally, reimburse Escrow Agent for its legal and other expenses (including the cost of any investigation and preparation) incurred in connection herewith. The Parties shall also, jointly and severally, indemnify and keep Escrow Agent harmless against any and all losses, claims, damages or liabilities to any such person in connection with or as a result of any matter related to this Stock Pledge Agreement.

                                   ARTICLE IV

                               FURTHER ASSURANCES

                  SECTION 4.01. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the sole expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Creditor, at its sole discretion, may request in order to perfect, maintain and protect the security interest granted or purported to be granted hereby or to enable the Creditor to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Failure to comply with the obligations undertaken by the Pledgor under this paragraph shall be considered an event of default under this Stock Pledge Agreement.

                                    ARTICLE V

                                  VOTING RIGHTS
                        DIVIDENDS AND OTHER DISTRIBUTIONS

                  SECTION 5.01.  VOTING RIGHTS. DIVIDENDS. ETC.

                  (i) The Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose, unless and until the Pledged Shares are delivered to the Creditor pursuant to Section 3.02(ii), above.

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In order to allow the Pledgor to exercise its voting rights on the Pledged
Shares, and at its request and expense, the Creditor shall perform any appropriate activity to enable the exercise of the Pledgor's voting rights.

                  (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and all other gains, distributions and income paid in respect of the Collateral; provided however, that any and all (a) amounts paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed or distributable in connection with, or in exchange for, any of the Pledged Shares, (b) dividends and other distributions paid or payable in cash in respect of any of the Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in-surplus, and
(c) cash paid, payable, or otherwise distributed in respect of principal of or in redemption of or in exchange for any Collateral shall be and shall be forthwith delivered to the Creditor to hold as Collateral, and shall if received by the Pledgor be received in trust for the benefit of the Creditor.

                                   ARTICLE VI

                            TRANSFERS AND OTHER LIENS

                  SECTION 6.01. TRANSFERS AND OTHER LIENS. The Pledgor, agree that it will not:

                  (I) sell, transfer or otherwise dispose of or grant any option with respect to any of the Collateral; or

                  (II) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the first priority security interest created under this Stock Pledge Agreement.

                                   ARTICLE VII

                              COMPLIANCE WITH LAWS

         SECTION 7.01. COMPLIANCE WITH LAWS. The Pledgor shall take all actions necessary to satisfy the requirements of any law of the Argentine Republic as may be determined by the Creditor to be necessary or advisable to give effect to the Pledge created herein or the exercise by the Creditor of its rights hereunder.

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                                  ARTICLE VIII

                              REMEDIES UPON DEFAULT

                  SECTION 8.01. REMEDIES UPON DEFAULT. Upon the occurrence of the event indicated in Section 3.02(u), the Creditor shall be entitled to: (A) enforce the Pledge as provided in Section 8.02 below; and (B) apply the proceeds derived from said enforcement to discharge the Guaranteed Obligations.

                  SECTION 8.02. PROCEDURE FOR ENFORCEMENT OF THE PLEDGE. When the Creditor is entitled to enforce the Pledge, as provided under Section 8.01 above, the Creditor may, with no need to make any claim in court or out of court, enforce the Pledge pursuant to the procedure described below:

                  (A) the Collateral shall be sold, for which purposes the Creditor shall retain an investment bank to be chosen at its discretion from the following (A) Merrill Lynch; (B) Goldman Sachs; (C) Lehman Brothers; Salomon Smith Barney Inc.; (D) J.P. Morgan; and (E) Merchant Bankers Asociados S.A. locally or abroad, at public or private sale, at any exchange, broker's board or at any of the Creditor's offices or elsewhere, for cash or credit or for future delivery and upon such other terms as the Creditor may deem commercially reasonable, all together or broken down into different portions;

                  (B) the proceeds from the sale of the Collateral shall be paid as follows, and in the following order:

         (I) the Guaranteed Obligations shall be paid in full to the Creditor;

         (II) the expenses and fees incurred by the Creditor in connection with any enforcement of the Pledge shall be deducted from the proceeds of the sale; and

         (III) any remaining proceeds from the sale of the Collateral (in cash or in shares) after the application of the proceeds as set forth in Section 8.02(B) (i) and (ii) shall be delivered to the Pledgor.

                  (C) in all cases, the Creditor shall submit to the Pledgor a final statement of accounts.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. SEVERABILITY. Any provision contained in this Stock Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall not be

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effective in any such jurisdiction to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof. Any prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

                  SECTION 9.02. SECTION HEADINGS. ETC. All headings used in this Stock Pledge Agreement are for convenience of reference only and are not to effect the construction hereof or be taken into consideration in the interpretation hereof. All references to any Section, are references to a
Section in this Agreement, unless otherwise specified.

                  SECTION 9.03. NO WAIVER; CUMULATIVE REMEDIES. The Creditor shall not be deemed to have waived any right or remedies afforded it under this Stock Pledge Agreement or to have acquiesced in any default, event of default or violation of any term and condition under this Stock Pledge Agreement on account of any act, delay, indulgence, failure or otherwise. A waiver on the part of the Creditor of any right or remedy vested in it under this Stock Pledge Agreement on any one or more occasions shall not be construed as a bar to any right or remedy which the Creditor would otherwise be entitled to in the future. No failure to exercise nor any delay in exercising any right, power or privilege shall be deemed as a waiver thereof and the single or partial exercise of any right, power or privilege arising from this Stock Pledge Agreement shall not preclude any other or future exercise thereof or the exercise of any other right, power or privilege. All rights and remedies herein foreseen are cumulative and may be exercised singly or concurrently and are not exclusive of any right and remedy granted under the law.

                  SECTION 9.04. COUNTERPARTS. This Stock Pledge Agreement may be executed in any number of counterparts and each party may execute a different counterpart which will, once executed and delivered, be deemed as an original counterpart and all such counterparts will be deemed as one and the same document.

                  SECTION 9.05. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing in the English language, shall be delivered by hand or by mail, telegram, cable, telex, or facsimile transmission, postage prepaid, and shall be deemed to have been duly given when sent to the addressee at the address, or transmitted to the fax machine, as follows:

         IF TO PLEDGOR:

         IF TO THE CREDITOR:

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         IF TO ESCROW AGENT:

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section.

                  SECTION 9.06. GOVERNING LAW JURISDICTION. This Stock Pledge Agreement shall be governed by and construed in accordance with the laws of the Republic of Argentina without regard to its conflicts of law principles.

                  For purposes of enforcement of this Stock Pledge Agreement, the Pledgor hereby submits to the jurisdiction of the Ordinary Commercial Courts of the City of Buenos Aires, waiving any other court or jurisdiction.

                  IN WITNESS WHEREOF, this Stock Pledge Agreement is executed on the date above shown by the Creditor, the Escrow Agent and the Pledgor through their duly authorised representatives.

/s/ Alexandro Pablo Oxenford
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ALEJANDRO PABLO OXENFORD

/s/ Kevin F. Fitzgerald
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NEFF CORP.
Name:    KEVIN F. FITZGERALD
Title:   PRESIDENT AND CHIEF EXECUTIVE OFFICER


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MBA MERCHANT BANKERS ASOCIADOS S.A.
Name:
Title:

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